January 25, 1995


			    AMP INCORPORATED
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		   1993 LONG-TERM EQUITY INCENTIVE PLAN
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	  (As Amended and Restated Effective January 1, 1995)














		   1993 LONG-TERM EQUITY INCENTIVE PLAN
		   ------------------------------------


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1.     PURPOSE.  The purposes of the AMP Incorporated 1993 Long-Term Equity
       Incentive Plan (the "Plan") are to encourage selected employees of AMP Incorporated (the "Company") to acquire a proprietary interest in the Common Stock of the Company, thereby aligning their interests with the interests of the shareholders; to generate an increased incentive to contribute to the Company's future growth and profitability, thus enhancing the value of the Company for the benefit of its shareholders; and to strengthen the ability of the Company to attract and retain exceptionally qualified individuals upon whom the sustained progress, growth and profitability of the Company depend.

2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

       a) "Agreement" shall mean any agreement, contract, certificate or other instrument or document that is in writing and evidences any Award granted under the Plan.

       b) "Award" shall mean any Option, Stock Bonus Unit, Supplemental Cash Bonus, Performance Restricted Share or other grant made under the Plan.

       c) "Award Date" shall mean the date on which an Award is made under the Plan.

       d)   "Board" shall mean the board of directors of the Company.

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       e)   "Bonus Computation Date" shall mean the Award anniversaries for
	    payment of a portion of Stock Bonus Unit and/or Supplemental Cash Bonus as described in Section 8 a).

       f) "Change in Control" shall mean those events and conditions that may occasion a change in control in the Company as defined in
	    Section 12.

       g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

       h) "Committee" shall mean a committee of the Board designated by such Board to administer the Plan and composed of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3. No member of the Committee shall be a current or former employee of the Company or shall have received an Award under the Plan within a one-year period prior to his or her appointment to the Committee. No member of the Committee shall participate in any decisions of the Committee that will or could affect their own distributions or other participation under the Plan.

       i) "Common Stock" shall mean the Common Stock of the Company, no par value.

       j) "Company" or "Corporation" shall mean AMP Incorporated, a corporation organized under the laws of the Commonwealth of Pennsylvania, and any of its subsidiaries, partnerships and joint ventures.

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       k)   "Competing Business" shall mean, as applied to a particular period
	    of time, a business that at such time is engaged in the manufacture, sale or other disposition of a product or products that is in competition with a product or products of the Company.

       l) "Designated Value" shall mean the amount designated by the Committee with respect to a Stock Bonus Unit as defined in
	    Section 8 b).

       m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       n) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as set forth in Sections 7 a), 7 d), 8 b), and 8 c) or otherwise established from time to time by the Committee.

       o)   "Incentive Stock Option" (ISO) shall mean an option granted under
	    Section 7 of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

       p) "Nonqualified Stock Option" (NQSO) shall mean an option granted under Section 7 of the Plan that is not intended to be an Incentive Stock Option or does not qualify as an Incentive Stock Option.

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       q)   "Option" shall be a right to purchase a specified number of Shares
	    at a given price within a specified period of time, and shall be either an Incentive Stock Option or a Nonqualified Stock Option.

       r) "Participant" shall mean those officers and other key employees designated to be granted an Award under the Plan as defined in
	    Section 5.

       s) "Performance Restricted Share" shall mean a restricted Share granted under Section 10 of the Plan that will either become an unrestricted Share or be forfeited based on Company performance during the Performance Vesting Period.

       t) "Performance Vesting Period" shall mean a period of three or more consecutive fiscal years of the Company specified by the Committee in conjunction with an Award of Performance Restricted Shares under
	    Section 10 of the Plan.

       u) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

       v) "Plan" shall mean the AMP Incorporated 1993 Long-Term Equity Incentive Plan.

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       w)   "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities
	    and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

       x)   "Securities Act" means the Securities Act of 1933, as amended.

       y)   "Share" or "Shares" shall mean the shares of Common Stock.

       z) "Stock Bonus Unit" shall mean any Award granted subject and pursuant to Section 8.

       aa)  "Supplemental Cash Bonus" shall mean any Award granted under
	    Section 9 in conjunction with a Stock Bonus Unit.

3. Administration. The Plan shall be administered by the Committee in accordance with its provisions.

       The Committee shall have full and final authority in its discretion to:
       i) interpret the provisions of the Plan and to decide all questions of fact arising in its application, and its interpretation and decisions shall be in all respects final, conclusive and binding; ii) determine the employees who will be Participants; iii) determine the type of Award to be made and the amount, size and terms of each such Award;
       iv) determine the time when Awards will be granted; v) impose such conditions on the grant of Awards as it deems appropriate; and
       vi) make all other determinations, rules and regulations necessary or advisable for the administration of this Plan.

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       No member of the Committee shall be personally liable for any action or determination in respect to the administration of the Plan if made in good faith.

4. Shares Subject to Plan. The shares of stock subject to Options, Stock Bonus Units and Performance Restricted Shares shall be the Shares. Subject to the below-noted provisions, the maximum number of Shares that may be awarded under the Plan during its term shall be 5,000,000 Shares, subject to adjustment in accordance with Section 20 hereof. Such Shares may, in whole or part, be authorized and unissued shares or issued Shares reacquired by the Company. In addition to this number of Shares that may be awarded under the Plan during its term, to the extent permitted by Rule 16b-3 promulgated under the Exchange Act and any interpretations of the Securities and Exchange Commission Staff thereunder: i) if the total available Shares in any year are not awarded, the remaining balance of Shares shall be available for use in ensuing years; ii) similarly, if Awards which have been made under the Plan for any reason expire, terminate or are forfeited with all or any portion thereof remaining unexercised or unpaid, then the Shares corresponding to such unexercised or unpaid Awards will again be available for award under the Plan; and iii) to the extent Awards of Stock Bonus Units are paid in cash rather than Shares, or are paid in Shares and the number of Shares distributed is less than the number of Stock Bonus Units awarded, the remaining balance of Shares will be available for future awards under the Plan.

5. Participants. Persons eligible to receive Awards under the Plan shall be limited to those officers and other key employees of the Company who, in the opinion of the


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       Committee, are in positions in which their decisions, actions, and counsel significantly impact upon the growth and financial success of the Company. The Committee's decisions with respect to participation shall be final and binding.

6. Awards Under the Plan. Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and Incentive Stock Options), Stock Bonus Units with or without Supplemental Cash Bonuses, Performance Restricted Shares, or any combination of the above. Awards shall be made in such frequency and on such date as the Committee shall determine for each Participant. Effective for awards made beginning in 1995, no more than 2 percent of the 5,000,000 shares of Common Stock approved for distribution under the Plan during its term may be made subject to awards made to any one participant under the Plan in a given year.

7. Options. Options shall be evidenced by Option Agreements in such form and containing such terms and conditions as the Committee shall approve from time to time, consistent with this Plan. Option Agreements shall contain in substance, but not be limited to, the following terms and conditions:

       a) Option Price. The Option exercise price for each Share shall be equal to 100% of the Fair Market Value of a Share on the Award Date, as determined by the closing sale price reported on the New York Stock Exchange Composite Tape or such higher price as may be determined by the Committee in respect to any Option.


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       b)    Number of Shares.  Each Option Agreement shall state the number
	     of Shares covered by each Option Award.

       c) Exercise of Option. Each Option Agreement shall state the period or periods of time, as may be determined by the Committee, within which the Option may be exercised by the Participant, in whole or in part, provided that, subject to the provisions of the next sentence, the Option may not vest or be exercised earlier than twelve months after the Award Date of the Option nor later than ten years after the Award Date of the Option. Notwithstanding the previous sentence, the Committee shall have the power to permit, in its discretion, an acceleration of the previously determined exercise terms, subject to the terms of this Plan, under such circumstances and upon such terms and conditions as it deems appropriate. Each Option Agreement shall state the minimum number of Options that can be exercised in the event a Participant chooses to exercise fewer than the total number of Options that are exercisable, and the procedures and methods that must be followed in order to exercise an Option. During the life of a Participant, Options shall be exercisable only by such person or, if disabled, by such person's guardian or legal representative. After the death of a Participant, Options may be exercised, subject to the terms of the Plan, by the Participant's personal representative or by any person empowered to do so by will or by the laws of descent and distribution.

       d) Payment for Shares. Shares purchased pursuant to an Option Agreement shall be paid for in full at the time of exercise, either in the form of cash,

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	     Common Stock (whether by previously owned Shares or by having
	     the Company withhold a portion of the Shares to be received) valued at Fair Market Value on the date of payment as determined by the closing sales price of the New York Stock Exchange Composite Tape, or in a combination thereof, as the Committee may determine.

       e) Rights upon Termination of Employment. In the event that a Participant ceases to be an employee of the Company for any cause, all Options will terminate immediately or as the Committee may determine in its sole discretion. Furthermore, if the Committee in its sole discretion so determines, the period within which an Option may be exercised may be extended beyond the date of termination of employment if a Participant continues to perform services for the Company or a subsidiary thereof on either a full or part time basis either as an independent contractor or on a consulting basis or otherwise. In no event may the Committee continue the term of the Option beyond its term as stipulated in the Option Agreement.

	     Notwithstanding the foregoing, any extension of the term of an Option beyond the date of termination of employment shall be contingent on such conditions as the Committee, in its sole discretion, may determine, including but not limited to the requirement that the Participant shall not, whether full time or part time, as an employee, independent contractor, consultant, advisor or otherwise, engage in or perform any services prior to the exercise and payment of such Option for a business that is a Competing Business, or otherwise act in a manner that is inimical or contrary to the best interests of

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	     the Company.  In the event that any of such conditions shall not
	     be fulfilled, the extension of the term of the Option and the obligations of the Company under this Section 7 shall forthwith terminate and the Participant's rights hereunder shall be canceled.

       f) Individual Limitations. Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as Incentive Stock Options, including but not limited to the following:

	     i) Notwithstanding anything herein to the contrary, the aggregate Fair Market Value (determined as of the time the Option(s) is granted) of the Shares that may become first exercisable in any calendar year with an Incentive Stock Option shall not exceed $100,000 for each Participant; options exercised in excess of $100,000 in a given year shall be treated as Nonqualified Stock Options.

	     ii) Notwithstanding anything herein to the contrary, no Incentive Stock Option shall be granted to any individual if at the time the Option is to be granted the individual owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company unless at the time such Option is granted the Option price is at least 110 percent of the Fair Market Value of

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		  the Shares subject to Option and such Option by its terms
		  is not exercisable after the expiration of five years from the Award Date.

	     iii) The Committee may require Participants to give the Company
		  prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option if such disposition occurs within 2 years from the Award Date of such Option or 1 year from the date of transfer of such Shares to Participant. These requirements to give prompt notice of disposition may be referred to in legends contained on the certificates evidencing such Shares.

       g) Other Terms. Each Incentive Stock Option Agreement shall contain such other terms, conditions and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as a tax-favored Option within the meaning of
	     Section 422 of the Code, or any amendment thereof, substitute therefor, or regulation thereunder. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an Incentive Stock Option. Subject to the limitations of
	     Section 22 below, the Committee shall have the power to amend the terms of any Option.

8. Stock Bonus Units. Stock Bonus Units granted under the Plan shall be evidenced by Agreements in such form and containing such terms and conditions as the Committee shall approve from time to time, consistent with this Plan. The Agreements shall specify, but not be limited to, the number of Stock Bonus Units

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       awarded to a Participant, the Designated Value of the Shares as of the
       Award Date, and the Bonus Computation Dates:

       a) Bonus Computation Dates. At the time of the Award of Stock Bonus Units, the Committee shall establish with respect to each such Award, Bonus Computation Dates that are the fourth, fifth and sixth anniversaries of the Award Date and at which time one-third of the Stock Bonus Units shall be calculated and paid.

       b) Designated Value. The Designated Value shall be an amount designated by the Committee on the Award Date, but in no event less than 95% of the Fair Market Value as determined by the average closing sales price as reflected on the New York Stock Exchange Composite Tape for the 10 trading days immediately prior to such Award Date.

       c) Payment Determination. The amount of payment, if any, shall be determined on each of the specified Bonus Computation Dates by subtracting the Designated Value from the Fair Market Value as determined by the average closing sales price as reflected on the New York Stock Exchange Composite Tape for the 10 trading days immediately prior to such Bonus Computation Date, and multiplying such difference by the number of Stock Bonus Units maturing on the Bonus Computation Date.

	d) Form of Payment. Subject to the provisions of the next sentence, Awards shall be paid in Shares with the exception that fractional Shares shall be paid

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	     in cash.  The Committee, in its sole discretion, may
	     determine that Awards or any portion thereof may be paid in cash.

	e) Time of Payment . Awards shall be paid as of each Bonus Computation Date, or as soon thereafter as practical, taking into consideration effects of any short-swing profit liability imposed by Section 16 of the Exchange Act in a manner determined by the Committee. Payments may, in the sole discretion of the Committee, be made in lump sum distributions and/or installments.

	     Notwithstanding the foregoing, the Committee may, in its sole discretion at any time or times after the first anniversary of the Award Date, accelerate the date that is the Bonus
	     Computation Date under such circumstances and upon such terms and conditions as it deems appropriate.

	f) Termination Prior to Award Being Fully Earned. Unless the Committee, in its sole discretion, determines otherwise, an Award granted to a Participant shall terminate for all purposes when a Participant terminates employment with the Company except in the case of death, disability, or retirement. A Participant, or the estate of a Participant, whose employment was terminated due to death, disability or retirement occurring more than one year after the Award Date shall be eligible to receive a pro rata portion of the payment of his or her Award based upon the portion of the performance period during which the Participant was employed, in such amount and manner and with such conditions as the Committee shall determine.

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	     If the Committee in its sole discretion so determines,
	     employment shall not be considered as terminated for the purposes of this Section 8 f) so long as a Participant continues to perform services for the Company or a subsidiary thereof on either a full or part time basis either as an independent contractor or on a consulting basis or otherwise, provided, however, that Participant during such period does not, whether full time or part time, engage in or perform any services as an employee, independent contractor, consultant, advisor or otherwise, for a Competing Business.

9. Supplemental Cash Bonus Awards. The Committee may, in its sole discretion, grant Supplemental Cash Bonus Awards to Participants in conjunction with payments with respect to Stock Bonus Units. The Supplemental Cash Bonus Award shall be paid in cash and shall be a percentage no greater than that calculated to provide an Award sufficient to pay the anticipated United States Federal income tax at a maximum rate for the highest taxable bracket with respect to both the payment for Stock Bonus Units and the Supplemental Cash Bonus Award rounded up to the next highest whole percentage point. Payment of the Supplemental Cash Bonus shall be made at the same time as payment of the Stock Bonus Units.

10. Performance Restricted Shares. Performance Restricted Shares awarded under the Plan shall be evidenced by Share certificates issued to the Participant at the time of the Award that bear such legend or legends as the Company deems necessary or appropriate. These Performance Restricted Shares shall be


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	governed by Agreements in such form and containing such terms and
	conditions as the Committee shall approve from time to time, consistent with the Plan. These Agreements shall also contain in substance, but not be limited to, the following terms and conditions:

	a) Performance Vesting Period. At the time of an Award of Performance Restricted Shares, the Committee shall establish with respect to such Award a Performance Vesting Period equal to three or more consecutive fiscal years of the Company. Awards of Performance Restricted Shares applicable to a Performance Vesting Period shall be made by the Committee no later than the end of the first calendar quarter of the first fiscal year in the Performance Vesting Period.

	b) Terms of an Award. In making an Award of Performance Restricted Shares, the Committee shall specify i) a number of Performance Restricted Shares covered by the Award, ii) the applicable Performance Vesting Period, iii) the minimum average annual ROE to be attained by the Company over the Performance Vesting Period as a pre-condition to any of the Performance Restricted Shares becoming vested at the end of the Performance Vesting Period,
	     iv) a target average annualized earnings growth rate to be attained by the Company over the Performance Vesting Period,
	     v) and a super-target average annualized earnings growth rate to be attained by the Company over the Performance Vesting Period. For purposes hereof, 1) average annual ROE for a Performance Vesting Period shall be the arithmetic average of the annual
	     ROE numbers

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	     reported for each fiscal year in the Performance Vesting Period,
	     and 2) the average annualized earnings growth rate for a Performance Vesting Period shall be the constant rate of year-to-year earnings growth that, were it to occur consistently over the Performance Vesting Period, would generate the actual aggregate earnings realized during the Performance Vesting Period.

	c) Vesting of Performance Restricted Shares. At the end of a Performance Vesting Period, all Performance Restricted Shares awarded with respect to the Performance Vesting Period shall be forfeited, canceled and returned to the Company if the minimum average annual ROE target applicable to the Performance Vesting Period has not been attained. If the ROE target has been attained or exceeded at such point in time, the number of Performance Restricted Shares awarded to a Participant at the outset of the Performance Vesting Period that become vested will be determined by the actual average annualized earnings growth rate attained over the Performance Vesting Period, as follows:

	     i) If the actual average annualized earnings growth rate over the Performance Vesting Period is 0% or less, all Performance Restricted Shares awarded with respect to the Performance Vesting Period shall be forfeited, canceled, and returned to the Company.

	     ii) If the actual average annualized earnings growth rate over the Performance Vesting Period is between 0% earnings growth and

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		  the target average annualized earnings growth rate
		  applicable to the Performance Vesting Period, the actual growth rate stated as a percentage of the target growth rate will determine the percentage of the Performance Restricted Shares of each Participant that will be vested, with the balance of the Performance Restricted Shares to be forfeited, canceled and returned to the Company.

	     iii) If the actual average annualized earnings growth rate over
		  the Performance Vesting Period is between the target level and the super-target level of average annualized earnings growth applicable to the Performance Vesting Period, the Participant will be vested in between 100% and 200% of the Performance Restricted Shares awarded at the outset of the Performance Vesting Period, with the applicable vesting percentage determined using direct proportions (e.g., if the earnings growth rate is 1/4 of the spread between the target and the super-target, the vesting percentage would be 125%; if the earnings growth rate is 8/10 of the spread between the target and the super-target, the vesting percentage would be 180%).


	     iv) If the actual average annualized earnings growth rate over the Performance Vesting Period is at or above the super-target level, the Participant will be vested in 200% of the Performance Restricted Shares awarded at the outset of the Performance Vesting Period.

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	d)   Voting of Performance Restricted Shares.  During the Performance
	     Vesting Period applicable to an Award of Performance Restricted
	     Shares, all voting rights appurtenant to the Performance
	     Restricted Shares shall be fully exercisable by the Participant notwithstanding the performance vesting restrictions. However, during the Performance Vesting Period, no voting rights shall exist or be exercisable with respect to Performance Restricted
	     Shares credited to the dividend reinvestment account described in Section 10 e) below.

	e) Dividends. All dividends (cash or stock) payable on non-vested Performance Restricted Shares during the Performance Vesting Period applicable to such Award shall be held by the Company in a phantom dividend reinvestment account. Cash dividends will be deemed to have been invested in further Performance Restricted Shares using the closing price on the New York Stock Exchange on the dividend payment date. Dividends that would be payable on such dividend reinvestment account Performance Restricted Shares will also be credited to the account and deemed invested in further Performance Restricted Shares. At the end of the Performance Vesting Period, the Participant shall be vested in the same percentage of the balance of the Performance Restricted Shares credited to the dividend reinvestment account as the percentage the Participant is vested, in accordance with the terms of the Plan, for the Award of the Performance Restricted Shares applicable to the Performance Vesting Period. The Participant's vested Performance Restricted Shares under the dividend reinvestment account shall be paid

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	     out to the Participant in actual Shares, without further
	     restriction, plus cash for any fractional Share.

	f) Form and Time of Payment. As soon as practical after the end of a Performance Vesting Period, the Company shall issue to each Participant with Performance Restricted Shares that vested with respect to the Performance Vesting Period a certificate for the number of such vested Shares plus the related number of vested Shares attributable to the dividend reinvestment account. The Company shall concurrently cancel the Share certificate issued at the outset of the Performance Vesting Period to evidence the Performance Restricted Share Award.

	g) Termination Prior to Award Being Fully Earned. Unless the Committee, in its sole discretion, determines otherwise, an Award granted to a Participant shall terminate for all purposes when a Participant terminates employment with the Company except in the case of death, disability, or retirement. A Participant, or the estate of a Participant, whose employment was terminated due to death, disability or retirement occurring more than one year after the Award Date shall be eligible to receive a pro rata portion of the payment of his or her Award based upon the portion of the Performance Vesting Period during which the Participant was employed, in such amount and manner and with such conditions as the Committee shall determine.

	     If the Committee in its sole discretion so determines, employment shall not be considered as terminated for the purposes of this
	     Section 10 g) so

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	     long as a Participant continues to perform services for the
	     Company or a subsidiary thereof on either a full or part time basis either as an independent contractor or on a consulting basis or otherwise, provided, however, that Participant during such period does not, whether full time or part time, engage in or perform any services as an employee, independent contractor, consultant, advisor or otherwise, for a Competing Business, or otherwise act in a manner that is inimical or contrary to the best interests of the Company.

11. Non-Registration. In the event the Shares to be issued hereunder have not been registered under the Securities Act or a registration is not then currently effective with respect to such Shares, the Committee shall require, as a condition to the exercise of any Option and the award or vesting of any Performance Restricted Shares under this Plan, that the Participant deliver to the Company at the time of such exercise, award or vesting a bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Participant or other person then entitled to exercise such Option or receive vested Performance Restricted Shares, stating that the Shares are being acquired for his or her own account, for investment and without any present intention of distribution or reselling said Shares, or any of them, except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Participant or other person then entitled to exercise such Option or receive vested Performance Restricted Shares will indemnify the Company against and hold it free and harmless from any loss, damages, expense or liability resulting to the Company if any sale or distribution of the Shares by such person is contrary to the

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	representation and agreement referred to above.  The Committee may
	take whatever additional actions it reasonably deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other Federal or state securities laws or regulations, including but not limited to Rule 144 promulgated under the Securities Act. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Shares acquired on an Option exercise or upon vesting of Performance Restricted Shares does not violate the Securities Act, and may issue stop-transfer orders covering such Shares. Share certificates evidencing Shares issued on exercise of such Option or vesting of such Performance Restricted Shares shall bear an appropriate legend referring to the provisions of this Section 11 and the agreements herein.

12. Change in Control. For the purposes of this Section, "Change in Control" shall mean the first to occur of any one of four events described below:

	a) The acquisition of beneficial ownership (other than from the Company) by any person, entity or "group" within the meaning of
	    Section 13 d) 3) or Section 14 d) 2) of the Exchange Act excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries that acquires beneficial ownership of voting securities of the Company (within the meaning of Rule 13d-3 promulgated under the Exchange
	    Act), of 30% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then

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	    outstanding voting securities entitled to vote generally in the
	    election of directors; or

	b) A change in the persons constituting the Board as it existed in the immediately preceding calendar year (the "Incumbent Board") such that the directors of the Incumbent Board no longer constitute a majority of the Board; provided that any person becoming a director in a subsequent year whose election, or nomination for election, by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or

	c) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of the reorganized, merged or consolidated corporation's then outstanding voting securities; or

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	d)  A liquidation or dissolution of the Company or the sale of all or
	    substantially all of the assets of the Company.

	Notwithstanding the provisions of Sections 7, 8, 9, and 10 hereof and the terms of each Agreement, upon the occurrence of a Change of Control as defined above, all Options that are unexercised and unexpired shall become immediately and automatically vested for the period of their remaining terms, and all Stock Bonus Units, Supplemental Cash Bonus Awards, Performance Restricted Shares and other applicable Awards granted under the Plan that are unvested and unpaid shall automatically become immediately vested and payable, without any further action by the Committee.

13. General Restrictions. The Plan and each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that the Plan, an Award under the Plan or the issuance or purchase of Shares in connection therewith requires or it is desirable that it has i) the listing, registration or qualification of the Shares subject or related to the Plan upon any securities exchange or under any state or Federal law or under the rules and regulations of the Securities and Exchange Commission or any other governmental regulatory body, or ii) the consent or approval of any government regulatory body, or iii) an Agreement by the recipient of an Award with respect to the disposition of Shares, then such Plan will not be effective and the Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

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14.     Rights of a Shareholder.  The recipient of any Award under the Plan
	shall not be, nor have any of the rights of, a shareholder with respect thereto unless and until certificates for Shares are issued to such Participant.

15. Rights to Terminate Employment. Nothing in the Plan or in any Agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment of the Company or affect any right that the Company may have to terminate the employment of such Participant for any reason whatsoever, with or without good cause.

16. Management, Accounting and Financial Decisions. Nothing in this Plan shall affect the authority of the management of the Company to make management, business, accounting and financial decisions concerning the Company.

17.     Withholding of Taxes; Withholding of Shares.

	a) Whenever the Company proposes or is required to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Withholding requirements may be satisfied by cash payments or, at the election of a Participant, by having the Company withhold a portion of the Shares or Supplemental Cash Bonus to be received, or by delivering previously owned Shares, having a value equal

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	    to the amount to be withheld (or such portion thereof as the
	    Participant may elect).

	b) Any election to have Shares withheld under this Section or, if so determined by the Committee, under Section 7 d), may be subject, in the Committee's discretion, to one or more of the following restrictions in accordance with Section 16(b) of the Exchange Act:

	    i)   the election shall be irrevocable;

	    ii) the election shall be subject, in whole or in part, to the approval of the Committee and to such rules as it may adopt;

	    iii) the Option that may be part of the transaction must not be
		 exercised within six months following the election; and

	    iv) the election shall be made during the time period specified in Rule 16b-3(e) promulgated under the Exchange Act.

	Whenever payments under the Plan are to be made in cash, such payments shall be net of an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements.

18. Non-Assignability. Prior to its settlement in the form of cash or fully vested Shares, no right or benefit under this Plan shall be subject to anticipation, alienation, sale,

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	assignment, pledge, encumbrance or charge, and any attempt to
	anticipate, alienate, sell, assign, pledge, encumber or charge the same whether voluntary, involuntary or by operation of law, shall be void except by will or by the laws of descent and distribution or by such other means as the Committee may approve from time to time.
	No right or benefit under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any Participant under the Plan should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan, then such right or benefit shall, in the sole discretion of the Committee, cease and determine, and in such event, the Company may hold or apply the same or any part thereof for the benefit of the Participant, Participant's spouse, children or other dependents, or any of them, in such manner and in such proportion as the Committee may determine.

	The Committee may impose such restrictions on the transferability of the Shares as it deems appropriate. Any such restrictions shall be set forth in the respective Agreement and may be referred to in legends contained on the certificates evidencing such Shares.

19. Non-Uniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively

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	among persons who receive, or are eligible to receive, Awards under
	the Plan, whether or not such persons are similarly situated.

20. Adjustments. In the event of any change in the outstanding Shares of the Company by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall adjust the maximum number of Shares that may be issued under the Plan and shall provide for an equitable adjustment of any outstanding and unexercised Award or any Shares issuable pursuant to an outstanding and unexercised Award under this Plan, to the end that after such event the Participant's proportionate interest shall be maintained as before the occurrence of such event.

21. Delegation. The Committee may delegate to one or more officers or managers of the Company, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to: i) grant Awards to Participants; ii) cancel, modify, waive rights with respect to Participants; or iii) alter, discontinue, suspend, or terminate Awards held by Participants; provided, however, that no such Participants shall be an officer, director or ten percent shareholder of the Company within the meaning of those terms under Section 16 of the Exchange Act.

22. Amendment. The Board may amend, suspend or terminate the Plan at any time or from time to time, except that no amendment shall be effective without shareholder approval if shareholder approval of such amendment, suspension or termination would be required in order to ensure that the Plan, as amended, would continue to

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	meet the requirements of Rule 16b-3 promulgated under the Exchange
	Act. Except as may be provided in any Agreement, the termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect a Participant's rights under an Award previously granted.

23. Effect on Other Plans. Nothing in this Plan shall be construed to limit the right of the Company to establish any other forms of incentives or compensation for employees of the Company, or to grant or assume Options or restricted stock otherwise than under this Plan in connection with any proper corporate purpose.

24. Duration of the Plan. The Plan shall remain in effect until all Awards under the Plan either have been satisfied by the issuance of Shares or the payment of cash, or have expired or been forfeited by their terms, but no Award shall be granted more than ten years after the date the Plan is adopted by the Board or the date the Plan receives shareholder approval, whichever is earlier.

25. Funding of the Plan. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan and payment of Awards shall be subordinate to the claims of the Company's general creditors.

26. Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed

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	applicable by the Committee, such provision shall be construed or
	deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

27. Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

28. Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

29. Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Pennsylvania and applicable Federal law.

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30.     Effective Date.  The Plan was duly approved by the stockholders of
	the Company at the 1993 Annual Meeting of Stockholders and was effective on July 1, 1993. Subject to the provisions of Section 31, this amendment and restatement of the Plan as amended shall be effective on January 1, 1995.

31. Approval of Stockholders. Notwithstanding anything herein to the contrary, the Plan as amended and restated herein shall be effective only if it is approved by holders of a majority of the outstanding Shares entitled to vote and either present in person or represented by proxy at an Annual Meeting of Stockholders to be held in 1995.